                                                                    Exhibit 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                  PURSUANT TO RULE 13a-14(a)/15(d)-14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

I,  GEOFFREY LEE,  certify  that:

1.  I have reviewed this annual report for fiscal year ended December 31, 2008 on Form 10-K of LocatePLUS Holdings Corporation (the "registrant").

2.  Based  on  my  knowledge,  this  report  does  not  contain  any untrue statement  of a material fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this  report;

3.  Based  on  my  knowledge,  the  financial  statements,  and  other financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of,  and  for,  the  periods  presented  in  this report;

4.  I  am  responsible  for establishing and maintaining disclosure controls and procedures  (as  defined  in  Exchange  Act  Rules  13a-15(e) and 15d-15(e)) and internal  control  over  financial  reporting  (as defined in Exchange Act Rules 13a-15(f)  and  15d-15(f)  for the registrant and  have:

     (A)  designed such disclosure controls and procedures, or caused such disclosure controls  and  procedures  to  be designed under our supervision, to ensure that material  information  relating  to the registrant, including its consolidated subsidiaries,  is made known to us by others within those entities, particularly during  the period  in  which  this  report  is being  prepared

     (B)   designed such internal control over financial reporting, or caused such internal control  over  financial  reporting  to  be  designed  under our upervision, to provide  reasonable assurance  regarding the reliability of financial reporting and  the preparation of financial statements for external purposes in accordance with  generally  accepted  accounting principles

     (C)   evaluated  the  effectiveness  of the registrant's disclosure controls  and procedures  and presented in this report our conclusions about the effectiveness of  the  disclosure controls and procedures, as of the end of the period covered by  this  report  based  on  such evaluation;  and

     (D)   disclosed  in  this  report any change in the registrant's internal control over financial  reporting  that  occurred  during the registrant's most recent fiscal quarter  (the registrant's fourth fiscal quarter in the case of annual report) that has materially affected, or is reasonably likely to  materially affect,the registrant's internal  control  over  financial reporting;
              and

5.  I  have  disclosed,  based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's  board  of  directors  (or persons  performing  the equivalent functions):

     (A)   all  significant deficiencies and material weaknesses in the design or operation of  internal  control  over  financial  reporting which are reasonably likely to adversely  affect the registrant's ability to record, process, summarize and report  financial  information;  and

     (B)   any fraud, whether or not material, that involves management or other employees who have a significant role in registrant's internal controls.

               /s/  Geoffrey Lee
               Geoffrey Lee
               Interim President, Chief  Executive Officer, and Treasurer

               May 14, 2009